DUPREE MUTUAL FUNDS

Kentucky Tax-Free Short-to-Medium Series

Tennessee Tax-Free Short-to-Medium Series

North Carolina Tax-Free Short-to-Medium Series

Supplement dated March 25, 2025

to the Prospectus and Statement of Additional Information

dated November 1, 2024

At a meeting held on December 18, 2024, the Board of Trustees (the “Board”) of Dupree Mutual Funds (the “Trust”) approved the reorganization (the “Reorganization”) of Kentucky Tax-Free Short-to-Medium Series, Tennessee Tax-Free Short-to-Medium Series, and North Carolina Tax-Free Short-to-Medium Series (each, a “Target Fund” and collectively, the “Target Funds”) into a corresponding series of the Trust (each an “Acquiring Fund” and collectively the “Acquiring Funds”), as shown in the table below.

Target Fund (each a series of Dupree Mutual Funds)	Acquiring Fund (each a series of Dupree Mutual Funds)
Kentucky Tax-Free Short-to-Medium Series	Kentucky Tax-Free Income Series
Tennessee Tax-Free Short-to-Medium Series	Tennessee Tax-Free Income Series
North Carolina Tax-Free Short-to- Medium Series	North Carolina Tax-Free Income Series

Dupree & Company, Inc. (the “Adviser”), the investment adviser to the Target Funds and the Acquiring Funds, recommended the Reorganization and the Board approved an Agreement and Plan of Reorganization for the Target Funds and the Acquiring Funds (the “Plan”). After the Reorganization, each Acquiring Fund will continue to be managed by the Adviser in accordance with an identical investment objective and substantially similar investment strategies as those utilized by the corresponding Target Fund. Each Target Fund’s existing portfolio manager serves as the portfolio manager for the corresponding Acquiring Fund.

Neither a vote of the shareholders of the Target Funds nor a vote of the shareholders of the Acquiring Funds are required to approve the Reorganization. The Reorganization is expected to take effect on or about May 16, 2025. Target Fund shareholders may purchase and redeem shares of the Target Fund in the ordinary course of business until the last business day before the Reorganization takes effect.

This document is not an offer to sell shares of the Target Funds or the Acquiring Funds, nor is it a solicitation of an offer to buy any such shares or of any proxy. For important information regarding the Reorganization, or to receive a free copy of the combined information statement and prospectus relating to the Reorganization, please write to the Trust at P.O. Box 1149, Lexington, KY 40588-1149 or call (859) 254-7741 or (800) 866-0614. The combined proxy statement and prospectus relating to the Reorganization will also be available free of charge on the Securities and Exchange Commission’s website (http://www.sec.gov). Please read the combined information statement and prospectus carefully before making any decision to invest.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE